UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 15, 2026

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-34857	84-1473173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7900 E. Union Ave, Suite 320 Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:	(303) 320-7708

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GORO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 15, 2026, Gold Resource Corporation (the “Company”), Goldgroup Mining Inc., a corporation incorporated under the laws of the Province of British Columbia (“Goldgroup”), and Goldgroup Merger Sub Inc., a Colorado corporation and direct subsidiary of Goldgroup (“Purchaser Sub”), entered into an amendment (the “Amendment”) to the previously announced Arrangement Agreement and Plan of Merger, dated January 25, 2026, by and among the parties (the “Arrangement Agreement”). The Arrangement Agreement provides that, among other things and subject to the terms and conditions of the Arrangement Agreement, Purchaser Sub will merge with and into the Company, with the Company surviving and continuing as the surviving corporation as a direct, wholly owned subsidiary of Goldgroup (such transaction, the “Merger”).

The Arrangement Agreement originally contemplated that, immediately prior to the effective time of the Merger, Goldgroup would consolidate all of its issued and outstanding common shares without par value (each whole share, a “Goldgroup Share”) at a ratio of one post-consolidation Goldgroup Share for every four pre-consolidation Goldgroup Shares. Pursuant to the Amendment, the parties have agreed to replace the four-to-one consolidation ratio with a consolidation ratio to be determined jointly by Goldgroup and the Company, and approval by the TSX Venture Exchange (the “TSXV”), prior to the effective date of the Merger. The Arrangement Agreement provides, among other things, that Goldgroup will apply to list the Goldgroup Shares on the NYSE American (the “NYSE American Listing”), which listing will be completed following the closing of the Merger and is subject to Goldgroup fulfilling all the listing requirements of the NYSE American. The consolidation is being undertaken by Goldgroup in order to meet the listing requirements of the NYSE American and to facilitate the NYSE American Listing. The consolidation is subject to, among other things, the approval of the TSXV, which approval is subject to compliance with the requirements of the TSXV, including, if applicable, shareholder approval.

Additional Information

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed hereto as Exhibit 2.1, and is incorporated into this Current Report on Form 8-K by reference. Additional information about the Merger, including a copy of the Arrangement Agreement, was previously filed by the Company in a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on January 26, 2026. Copies of the agreements related to the Merger have been included to provide investors with information regarding their terms and are not intended to provide any factual information about the Company, Goldgroup, Purchaser Sub or their respective affiliates. The representations, warranties and covenants contained in the agreements have been made solely for the purposes of the agreements and as of specific dates; were made solely for the benefit of the parties to the agreements; are not intended as statements of fact to be relied upon by investors, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified in some cases by certain confidential disclosures that were made between the parties in connection with the negotiation of the agreements, which disclosures are not reflected in the agreements themselves; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Company, Goldgroup, Purchaser Sub or their respective affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The agreements should not be read alone but should instead be read in conjunction with the other information regarding the Merger, the agreements related to the Merger (including the Amendment and the Arrangement Agreement), the Company, Goldgroup, Purchaser Sub, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the preliminary proxy statement that the Company will file, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings that the Company will file or furnish with the SEC.

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Important Information for Investors and Stockholders

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any securities issued in the proposed transaction are anticipated to be issued in reliance upon available exemptions from registration requirements pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended, and applicable exemptions under state securities laws. Promptly after filing its definitive proxy statement with the SEC, the Company will send the definitive proxy statement to each stockholder of the Company entitled to vote at the meeting of stockholders relating to the proposed transaction and the transactions contemplated in connection therewith. This Current Report on Form 8-K is not a substitute for the proxy statement or for any other document that the Company may file with the SEC and send to the Company’s stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov.

The Company and certain of its respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the proposed transaction under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 18, 2026 and amended on April 30, 2026. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed transaction will be included in the registration statement or proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
2.1	First Amendment to the Arrangement Agreement and Plan of Merger, dated as of May 15, 2026, by and among Gold Resource Corporation, Goldgroup Mining Inc. and Goldgroup Merger Sub Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: May 15, 2026	By:	/s/ Allen Palmiere
	Name:	Allen Palmiere
	Title:	Chief Executive Officer and President

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Exhibit 2.1

Execution Version

FIRST AMENDMENT TO
ARRANGEMENT AGREEMENT AND PLAN OF MERGER

This First Amendment to Arrangement Agreement and Plan of Merger (this “Amendment”) is made as of May 15, 2026 between Goldgroup Mining Inc., a corporation incorporated under the laws of the Province of British Columbia (the “Purchaser”), Goldgroup Merger Sub Inc., a corporation incorporated under the laws of the State of Colorado (the “Purchaser Sub”), and Gold Resource Corporation, a corporation incorporated under the laws of the State of Colorado (the “Company”). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed thereto in the Arrangement Agreement.

WHEREAS, the Purchaser, the Purchaser Sub and the Company entered into that certain Arrangement Agreement and Plan of Merger dated as of January 25, 2026 (the “Arrangement Agreement”);

WHEREAS, pursuant to Section 8.9 of the Arrangement Agreement and Article 7 of the Plan of Arrangement, the Arrangement Agreement and the Plan of Arrangement may be amended at any time before the Effective Time by written agreement of the Parties;

WHEREAS, the Parties now wish to amend the Arrangement Agreement and the Plan of Arrangement to provide for the consolidation ratio applicable to the Consolidation to be determined prior to the Effective Date, jointly by the Purchaser and the Company, in place of the previously contemplated fixed consolidation ratio, so as to facilitate the satisfaction of applicable listing requirements of the NYSE American for the listing of the Resulting Issuer Shares in accordance with Section 4.4(b) and Section 4.11 of the Arrangement Agreement (the “Listing”);

WHEREAS, in the reasonable opinion of the Company and the Purchaser, the amendments set forth herein are required to facilitate the Listing; and

WHEREAS, in the reasonable opinion of the Company and the Purchaser, the amendments set forth herein are not adverse to the financial or economic interests of any of the Purchaser Shareholders or the Company Stockholders.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.             Amendment to the Arrangement Agreement

(a)             Amendment to Definition of Consolidation. The definition of “Consolidation” set forth in Section 1.1 of the Arrangement Agreement is hereby deleted in its entirety and replaced with the following:

“‘Consolidation’ means the consolidation of all of the issued and outstanding Purchaser Shares at a ratio to be determined jointly by the Purchaser and the Company, and approved by the TSXV, prior to the Effective Date (such final ratio, the “Consolidation Ratio”);”

(b)             Amendment to the Definition of Exchange Ratio. The definition of “Exchange Ratio” set forth in Section 1.1 of the Arrangement Agreement is hereby deleted in its entirety and replaced with the following:

“‘Exchange Ratio’ means 1.4476 Purchaser Shares for each Company Share, which shall automatically be adjusted to a number of Resulting Issuer Shares for each Company Share equal to the quotient obtained by dividing 1.4476 by the Consolidation Ratio, following consummation of the Consolidation, and subject to adjustment pursuant to Section 2.17;”

(c)             Amendment to Section 2.17(a). The last sentence of Section 2.17(a) of the Arrangement Agreement is hereby deleted in its entirety and replaced with the following:

“For greater certainty, the Consolidation (which is one of the steps of the Plan of Arrangement) will not be an Exchange Ratio Adjustment Event, as the Consolidation (including the automatic adjustment thereto by the Consolidation Ratio upon consummation of the Consolidation) has been factored into the Exchange Ratio and the Resulting Issuer Shares to be issued pursuant to the Plan of Arrangement.”

2.             Amendment to the Plan of Arrangement

The Plan of Arrangement attached as Schedule A to the Arrangement Agreement is hereby amended and replaced in its entirety by Schedule A attached hereto.

3.             General Provisions

(a)             Effect of Amendment. Except as expressly amended by this Amendment, all terms and conditions of the Arrangement Agreement (including the Schedules thereto) shall remain in full force and effect and are hereby ratified and confirmed. In the event of any conflict or inconsistency between the provisions of this Amendment and the provisions of the Arrangement Agreement, the provisions of this Amendment shall prevail. After the date hereof, all references to the Arrangement Agreement and Plan of Arrangement shall refer to the Arrangement Agreement and Plan of Arrangement as amended by this Amendment.

(b)             References. From and after the date hereof, each reference in the Arrangement Agreement to “this Agreement,” “hereof,” “herein,” “hereunder” or words of similar import shall, unless the context otherwise requires, mean and be a reference to the Arrangement Agreement as amended by this Amendment.

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(c)             Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein, consistent with Section 8.7 of the Arrangement Agreement.

(d)             Further Assurances. Each Party hereto shall, from time to time and at all times hereafter, at the request of the other Parties hereto, but without further consideration, do all such further acts, and execute and deliver all such further documents and instruments as may be reasonably required in order to fully perform and carry out the terms and intent hereof.

(e)             Counterparts. This Amendment may be executed and delivered in any number of counterparts (including by electronic transmission), each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument.

(f)              Entire Agreement. This Amendment, together with the Arrangement Agreement (as amended hereby) and the Confidentiality Agreement, constitutes the entire agreement between the Parties with respect to the subject matter hereof and thereof.

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

GOLDGROUP MINING INC.

By:	/s/ Ralph Shearing
	Name:	Ralph Shearing
	Title:	Chief Executive Officer

GOLDGROUP MERGER SUB INC.

By:	/s/ Ralph Shearing
	Name:	Ralph Shearing
	Title:	Chief Executive Officer

GOLD RESOURCE CORPORATION

By:	/s/ Allen Palmiere
	Name:	Allen Palmiere
	Title:	Chief Executive Officer

Signature Page to First Amendment to Arrangement Agreement and Plan of Merger

Schedule A
AMENDED AND RESTATED PLAN OF ARRANGEMENT

(See attached)

AMENDED AND RESTATED PLAN OF ARRANGEMENT AND MERGER

IN THE MATTER OF AN ARRANGEMENT pursuant to Part 9, Division 5 of the Business Corporations Act (British Columbia), as amended, AND MERGER pursuant to Section 7-90-203 of the Colorado Corporations and Associations Act, as amended, among Goldgroup Mining Inc. (the “Purchaser”), Goldgroup Merger Sub Inc. (the “Purchaser Sub”), Gold Resource Corporation (the “Company”) and the holders from time to time entitled to receive Resulting Issuer Shares (as defined herein)

ARTICLE 1
INTERPRETATION

1.1	In this Plan of Arrangement, any capitalized term used herein and not defined in this Section 1.1 will have the meaning ascribed thereto in the Arrangement Agreement. Unless the context otherwise requires, the following words and phrases used in this Plan of Arrangement will have the meanings hereinafter set out:

“Arrangement” means the arrangement under Part 9, Division 5 of the BCBCA as described herein, subject to any amendments or supplements thereto made in accordance with the Arrangement Agreement and the provisions hereof or made at the direction of the Court in the Final Order.

“Arrangement Agreement” means the agreement made as of January 25, 2026, as amended, between the Purchaser, the Company and the Purchaser Sub, including all schedules annexed thereto, as may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Arrangement Resolution” means the special resolution to be considered and, if thought advisable, passed by the Purchaser Shareholders at the Purchaser Meeting to approve the Arrangement, to be substantially in the form of Schedule B to the Arrangement Agreement.

“Assumed Awards” means, collectively, the Assumed Options, Assumed DSUs, Assumed RSUs, and Assumed PSUs.

“Assumed DSUs” has the meaning ascribed thereto in Section 3.2(c)(viii).

“Assumed Options” has the meaning ascribed thereto in Section 3.2(c)(vi).

“Assumed PSUs” has the meaning ascribed thereto in Section 3.2(c)(ix).

“Assumed RSUs” has the meaning ascribed thereto in Section 3.2(c)(vii).

“B.C. Securities Act” means the Securities Act (British Columbia) and the rules, regulations and published policies made thereunder.

“BCBCA” means the Business Corporations Act (British Columbia) and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time.

“Business Day” means a day other than a Saturday, a Sunday or any other day on which commercial banking institutions in Vancouver, British Columbia or Denver, Colorado are authorized or required by applicable Law to be closed.

“Canadian Resident” means a person that, immediately prior to the Effective Time, is a resident of Canada for the purposes of the Tax Act and any applicable income tax treaty or convention.

“CBCA” means the Colorado Business Corporation Act and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time.

“CCAA” means the Colorado Corporations and Associations Act and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time.

“Closing Certificate” means a certificate in the form attached hereto as Appendix A which, when signed by an authorized representative of each of the Parties, will constitute acknowledgement by the Parties that this Plan of Arrangement has been implemented to their respective satisfaction.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company DSUs” means all deferred share units outstanding immediately prior to the Effective Time granted pursuant to or otherwise subject to the Company Equity Incentive Plan.

“Company Equity Incentive Plan” means the 2016 equity incentive plan of the Company, which allows for the issuance of up to 5,000,000 Company Shares in the form of incentive and non-qualified stock options, stock appreciation rights, Company DSUs, Company RSUs, stock grants, stock units, performance shares, Company PSUs, and performance cash.

“Company Meeting” means the meeting of the Company Stockholders, including any adjournment or postponement thereof, to be called and held in accordance with applicable Law for the purpose of considering and, if thought advisable, obtaining the Company Stockholder Approval, and for any other purpose as may be set out in the Company Proxy Statement.

“Company Option In-The-Money-Amount” means, in respect of a Company Option, the amount, if any, by which the total fair market value (determined immediately before the Effective Time) of the Company Shares that a holder is entitled to acquire on exercise of the Company Option immediately before the Effective Time exceeds the aggregate exercise price to acquire such Company Shares at that time.

“Company Option” means an option to acquire Company Shares outstanding immediately prior to the Effective Time granted pursuant to or otherwise subject to the Company Equity Incentive Plan.

“Company Proxy Statement” means the notice of meeting and accompanying proxy statement (including all schedules, appendices and exhibits thereto, and the information incorporated by reference therein) to be sent to the Company Stockholders in connection with the Company Meeting, including any amendments or supplements thereto.

“Company PSUs” means all performance share units outstanding immediately prior to the Effective Time granted pursuant to or otherwise subject to the Company Equity Incentive Plan.

“Company RSUs” means all restricted share units outstanding immediately prior to the Effective Time granted pursuant to or otherwise subject to the Company Equity Incentive Plan.

“Company Shares” means the shares of common stock, par value $0.001, in the capital of the Company.

“Company Stockholder Approval” means the approval by the Company Stockholders of the Arrangement Agreement, including the Merger and the Arrangement, in each case, in accordance with the CCAA, the CBCA, and the U.S. Securities Act.

“Company Stockholders” means the holders of the Company Shares, as the context requires, and “Company Stockholder” means any one of them.

“Consolidation” means the consolidation of all of the issued and outstanding Purchaser Shares at the Consolidation Ratio.

“Consolidation Ratio” means the ratio to be determined jointly by the Purchaser and the Company, and approved by the TSX Venture Exchange, prior to the Effective Date.

“Court” means the Supreme Court of British Columbia.

“Depositary” means Computershare Investor Services Inc., or any other trust company, bank or other financial institution agreed to in writing by the Company and the Purchaser for the purpose of, among other things, exchanging certificates or DRS Advice Statements representing Company Shares for Resulting Issuer Shares in connection with the Arrangement.

“Dissent Rights” has the meaning ascribed thereto in Section 5.1.

“Dissenting Shareholders” means the registered Purchaser Shareholders as at the record date of the Purchaser Meeting who have duly and validly exercised their Dissent Rights in strict compliance with the Dissent Procedures and whose Dissent Rights have not been withdrawn, been deemed to have been withdrawn or otherwise terminated.

“Dissent Procedures” means the procedures to be taken by a Dissenting Shareholder in accordance with Article 5 of this Plan of Arrangement.

“DRS Advice Statement” means a statement that evidences a direct registration system book-entry position on the share registers of the Purchaser or the Company, as applicable.

“Effective Date” means the date the Arrangement becomes effective under the BCBCA and the Merger becomes effective under the CCAA, or such other date as may be agreed to by the Company and the Purchaser, and the Company and the Purchaser will execute the Closing Certificate confirming the Effective Date.

“Effective Time” means: (i) with respect to the step described in Section 3.2(b) hereof, the time immediately before the Merger becomes effective under the CCAA or such other time on the Effective Date specified as the “Consolidation Effective Time” on the Closing Certificate; (ii) with respect to step described in Section 3.2(a) hereof, the time immediately before the Consolidation Effective Time; and (iii) with respect to all other circumstances, the time the Merger becomes effective under the CCAA or such other time on the Effective Date specified as the “Merger Effective Time” on the Closing Certificate.

“Eligible Holder” means a Canadian Resident (other than a Tax Exempt Person), or an Eligible Non-Resident.

“Eligible Non-Resident” means a Non-Resident Shareholder whose Company Shares are “taxable Canadian property” and not “treaty-protected property”, in each case as defined in the Tax Act.

“Exchange Ratio” means 1.4476 Purchaser Shares for each Company Share, which shall automatically be adjusted to a number of Resulting Issuer Shares for each Company Share equal to the quotient obtained by dividing 1.4476 by the Consolidation Ratio, following consummation of the Consolidation, and subject to adjustment pursuant to Section 2.17 of the Arrangement Agreement.

“Final Order” means the final order of the Court approving the Arrangement, in form and substance acceptable to the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, as such order may be affirmed, amended, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, as affirmed or amended (provided that any such amendment, modification, supplement or variation is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal unless such appeal is withdrawn, abandoned or denied.

“Interim Order” means the interim order of the Court to be issued following the application therefor submitted to the Court as contemplated by Section 2.2(b) of the Arrangement Agreement, after being informed of the intention to rely upon the exemption from registration under Section 3(a)(10) of the U.S. Securities Act with respect to the Resulting Issuer Shares and Replacement Options issued pursuant to the Arrangement, in form and substance acceptable to the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as such order may be affirmed, amended, modified, supplemented or varied by the Court with the consent of both the Company and the Purchaser, each acting reasonably.

“Laws” means all laws, statutes, codes, ordinances (including zoning), decrees, rules, regulations, by-laws, notices, judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, injunctions, orders, decisions, settlements, writs, assessments, arbitration awards, rulings, determinations or awards, decrees or other requirements of any Governmental Authority having the force of law and any legal requirements arising under the common law or principles of law or equity and the term “applicable” with respect to such Laws and, in the context that refers to any person, means such Laws as are applicable at the relevant time or times to such person or its business, undertaking, property or securities and emanate from a Governmental Authority having jurisdiction over such person or its business, undertaking, property or securities.

“Liens” means any pledge, claim, lien, charge, option, hypothec, mortgage, security interest, restriction, adverse right, prior assignment, lease, sublease, royalty, levy, right to possession or any other encumbrance, easement, license, right of first refusal, covenant, voting trust or agreement, transfer restriction under any shareholder or similar agreement, right or restriction of any kind or nature whatsoever, whether contingent or absolute, direct or indirect, or any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing.

“Merger” means the merger whereby the Purchaser Sub will merge with and into the Company, the separate corporate existence of the Purchaser Sub will cease, and the Company will continue its corporate existence under the CCAA as the surviving corporation in the Merger and a subsidiary of the Resulting Issuer.

“Name Change” has the meaning given such term in the Arrangement Agreement.

“Non-Resident” means a person that, immediately prior to the Effective Time, is not, and is not deemed to be, a resident of Canada for the purposes of the Tax Act and any applicable income tax treaty or convention.

“Non-Resident Shareholder” means a Company Stockholder that is a Non-Resident or a partnership of which a Non-Resident is a member.

“Parties” means the Purchaser, the Purchaser Sub and the Company and “Party” means any one of them.

“Person” includes an individual, sole proprietorship, corporation, body corporate, incorporated or unincorporated association, syndicate or organization, partnership, limited partnership, limited liability company, unlimited liability company, joint venture, joint stock company, trust, natural person in such person’s capacity as trustee, executor, administrator or other legal representative, a government or Governmental Authority or other entity, whether or not having legal status.

“Plan of Arrangement” means this Plan of Arrangement and Merger and any amendments or variations thereto made in accordance with this Plan of Arrangement and Merger or upon the direction of the Court in the Final Order with the consent of the Company and the Purchaser, each acting reasonably.

“Purchaser Board” means the board of directors of the Purchaser.

“Purchaser Shareholder” means a holder of one or more Purchaser Shares.

“Purchaser Meeting” means the annual general and special meeting of Purchaser Shareholders, including any adjournment or postponement thereof, to be called and held in accordance with the Interim Order for the purpose of considering and, if thought advisable, approving the Arrangement Resolution.

“Purchaser Shares” means the common shares without par value in the capital of the Purchaser.

“Registrar” means the registrar appointed under the BCBCA.

“Replacement Option” has the meaning ascribed thereto in Section 3.2(c)(v).

“Replacement Option In-The-Money Amount” means in respect of a Replacement Option the amount, if any, by which the total fair market value (determined immediately after the Effective Time) of the Resulting Issuer Shares that a holder is entitled to acquire on exercise of the Replacement Option at and from the Effective Time exceeds the aggregate exercise price to acquire such Resulting Issuer Shares.

“Resulting Issuer” means the Purchaser, following completion of the Transaction.

“Resulting Issuer Shares” means the common shares without par value in the capital of the Resulting Issuer.

“SEC” means the United States Securities and Exchange Commission.

“Section 85 Election” has the meaning ascribed thereto in Section 4.8.

“subsidiary” has the meaning given such term in the Arrangement Agreement.

“Surviving Corporation” means the Company after the Merger has been consummated.

“Tax Act” means the Income Tax Act (Canada), as amended, and the regulations promulgated thereunder, as amended.

“Tax Exempt Person” means a person who is exempt from tax under Part I of the Tax Act.

“Transaction” has the meaning given such term in the Arrangement Agreement.

“Transmittal Letter” means the letter of transmittal to be sent by the Purchaser and the Company to the Purchaser Shareholders and the Company Stockholders, respectively, for use in connection with the Arrangement and Merger, as applicable.

“U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.2	In this Plan of Arrangement, unless otherwise expressly stated or the context otherwise requires:

(a)	the division of this Plan of Arrangement into Articles and Sections and the further division thereof into subsections and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Plan of Arrangement. Unless otherwise indicated, any reference in this Plan of Arrangement to an Article, Section or subsection refers to the specified Article, Section or subsection to this Plan of Arrangement;

(b)	the terms “hereof”, “herein”, “hereunder” and similar expressions refer to this Plan of Arrangement and not to any particular section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto and, unless otherwise indicated, a reference herein to a Section is to the appropriate Section of this Plan of Arrangement;

(c)	words importing the singular number only will include the plural and vice versa, words importing the use of any gender will include all genders and words importing Persons will include firms and corporations and vice versa;

(d)	if any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action will be required to be taken on the next succeeding day which is a Business Day;

(e)	time shall be of the essence in every matter or action contemplated hereunder;

(f)	the word “including” means “including, without limiting the generality of the foregoing”;

(g)	a reference to a statute is to that statute as now enacted or as the statute may from time to time be amended, re-enacted or replaced and includes any regulation, rule or policy made thereunder; and

(h)	all references to cash or currency in this Plan of Arrangement are to U.S. dollars unless otherwise indicated.

ARTICLE 2
ARRANGEMENT AGREEMENT

2.1	This Plan of Arrangement and Merger is made pursuant to and subject to the provisions of the Arrangement Agreement, except in respect of the sequence of the steps comprising the Arrangement and Merger, which shall occur in the order set forth herein.

2.2	This Plan of Arrangement and Merger will become effective as at the Effective Time and will be binding without any further authorization, act or formality on the part of the Court, the Registrar, the Purchaser, the Purchaser Sub, the Purchaser Shareholders, the Company and the Company Stockholders, from and after the Effective Time.

2.3	Other than as expressly provided for herein, no portion of this Plan of Arrangement and Merger shall take effect with any Party or Person until the Effective Time.

ARTICLE 3
ARRANGEMENT AND MERGER

3.1	Preliminary Steps to the Arrangement and Merger. Prior to the Effective Date:

(a)	the Company shall adopt any resolutions and take any actions which are necessary to effectuate the provisions of Section 3.2(c); and

(b)	the Purchaser shall take all actions as are necessary or desirable to implement the assumption of the Assumed Awards pursuant to Sections 3.2(c)(v), 3.2(c)(vii), 3.2(c)(viii) and 3.2(c)(ix). Without limiting the generality of the foregoing, the Purchaser shall reserve for issuance by the Resulting Issuer a number of authorized but unissued Resulting Issuer Shares for delivery upon exercise or settlement of the Assumed Awards and after the Effective Date shall, to the extent necessary, file with the SEC a registration statement on the appropriate form registering the number of Resulting Issuer Shares issuable under the Assumed Awards and shall use commercially reasonable efforts to have such registration statement declared effective as soon as practicable following such filing and maintain the effectiveness of such registration statement until the Assumed Awards have been exercised, settled, or cancelled.

3.2	Arrangement and Merger. On the Effective Date and at the Effective Time, subject to the provisions of this Plan of Arrangement, the following will occur and will be deemed to occur in the following sequence without any further authorization, act or formality:

(a)	each Purchaser Share held by a Dissenting Shareholder in respect of which Dissent Rights have been validly exercised, which Dissent Rights remain valid and have not been withdrawn or otherwise terminated immediately prior to the Effective Time, shall be, and shall be deemed to be, surrendered by the holder thereof, without any further act or formality on its part, free and clear of all Liens, to the Purchaser for cancellation, in consideration for a claim against the Purchaser in an amount determined and payable in accordance with Article 5, and upon such surrender the name of such holder will be removed from the register of holders of Purchaser Shares and such Purchaser Shares shall be recorded as cancelled;

(b)	the Purchaser shall complete the Consolidation. In the event that the Consolidation would otherwise result in the issuance of a fractional share, no fractional share shall be issued and any fractional share interest of 0.50 or higher will be rounded up to one whole share and any fractional share interest of 0.49 or lower will be cancelled;

(c)	pursuant to the Merger and in accordance with the CCAA:

(i)	(A) the Purchaser Sub will merge with and into the Company; (B) the separate corporate existence of the Purchaser Sub will cease; (C) the Company will continue its corporate existence as the Surviving Corporation and a subsidiary of the Resulting Issuer; (D) all property, rights, privileges, immunities, powers, franchises, licenses, and authority of the Company and the Purchaser Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, and duties of each of the Company and the Purchaser Sub shall become the debts, liabilities, obligations, restrictions, and duties of the Surviving Corporation; (E) the articles of incorporation of the Surviving Corporation shall be amended and restated so as to read in their entirety as set forth in Appendix B hereto and the name of the Surviving Corporation may be amended to such name as determined by the Purchaser Board or some other name acceptable to the Company, and, as so amended and restated, shall be the articles of incorporation of the Surviving Corporation until thereafter amended in accordance with the terms thereof and applicable law; (F) the by-laws of the Purchaser Sub as in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation, except that references to the Purchaser Sub’s name shall be replaced with references to the Surviving Corporation’s name until thereafter amended in accordance with the terms thereof, the articles of incorporation of the Surviving Corporation, and applicable law; (G) the directors of the Purchaser Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation at the Effective Time, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be; and (H) the officers of the Purchaser Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation at the Effective Time, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be;

(ii)	each issued and outstanding Company Share held by a Company Stockholder (other than any Company Shares held by the Resulting Issuer or the Company) will be deemed to have been transferred to, and acquired by the Resulting Issuer, without any act or formality on the part of the holder of such Company Share or the Resulting Issuer, free and clear of all Liens, claims and encumbrances, in exchange for such number of Resulting Issuer Shares equal to the product of: (A) the number of Company Shares multiplied by (B) the Exchange Ratio, provided that the aggregate number of Resulting Issuer Shares payable to any Company Stockholder, if calculated to include a fraction of a Resulting Issuer Share, will be rounded up to the nearest whole Resulting Issuer Share, and the name of each such Company Stockholder will be removed from the register of holders of Company Shares and added to the register of holders of Resulting Issuer Shares, and the Resulting Issuer will be recorded as the registered holder of such Company Shares so exchanged and will be deemed to be the legal and beneficial owner thereof;

(iii)	each share of common stock of the Purchaser Sub issued and outstanding will automatically be cancelled and retired and will cease to exist, and no consideration will be delivered in exchange therefor;

(iv)	each issued Company Share that is owned by the Resulting Issuer or the Company (as treasury stock or otherwise) or any of their respective direct or indirect wholly owned subsidiaries shall be converted into and become one newly issued, fully paid, and non-assessable share of common stock of the Surviving Corporation with the same rights, powers, and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation;

(v)	each Company Option that is held by a resident of Canada, whether vested or unvested, shall be deemed to be vested to the fullest extent, will cease to represent an option or other right to acquire Company Shares and shall be exchanged for an option (a “Replacement Option”) to purchase from the Resulting Issuer the number of Resulting Issuer Shares (rounded down to the nearest whole number) equal to: (i) the Exchange Ratio, multiplied by (ii) the number of Company Shares subject to such Company Option immediately prior to the Effective Time, at an exercise price per Resulting Issuer Share (rounded up to the nearest whole cent) equal to (A) the exercise price per Company Share otherwise purchasable pursuant to such Company Option immediately prior to the Effective Time, divided by (B) the Exchange Ratio. Except as set out above, all terms and conditions of such Replacement Option, including conditions to and manner of exercising, will be the same as the Company Option so exchanged, and any document evidencing a Company Option shall thereafter evidence and be deemed to evidence such Replacement Option; provided that, it is intended that the provisions of subsection 7(1.4) of the Tax Act (and any corresponding provision of provincial tax legislation) shall apply to such exchange of a Company Option for a Replacement Option. Notwithstanding the foregoing, in the event that the Replacement Option In-The-Money Amount in respect of a Replacement Option exceeds the Company Option In-The-Money Amount in respect of the Company Option exchanged therefor, the exercise price per Resulting Issuer Share of such Replacement Option will be increased accordingly with effect at and from the Effective Time by the minimum amount necessary to ensure that the Replacement Option In-The-Money Amount in respect of the Replacement Option does not exceed the Company Option In-The-Money Amount in respect of the Company Option exchanged therefor;

(vi)	each remaining Company Option that is then outstanding shall automatically and without any required action on the part of the holder thereof be assumed by the Resulting Issuer in accordance with this Section 3.2(c)(vi) (each, an “Assumed Option”). Each Assumed Option shall continue to have and be subject to substantially the same terms and conditions as were applicable to such Assumed Option immediately prior to the Effective Time (other than terms that are rendered inoperative by reason of the Merger), except that each Assumed Option shall cover a number of Resulting Issuer Shares equal to the product of (i) the total number of Company Shares underlying such Company Option immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio (rounded down to the nearest whole share), and shall have an exercise price per share equal to (x) the exercise price per share of the Company Option immediately prior the Effective Time divided by (y) the Exchange Ratio (rounded up to the nearest penny);

(vii)	each Company RSU that is then outstanding shall automatically and without any required action on the part of the holder thereof be assumed by the Resulting Issuer in accordance with this Section 3.2(c)(vii) (each, an “Assumed RSU”). Each Assumed RSU shall cover a number of Resulting Issuer Shares equal to the product of (i) the total number of Company Shares covered by such Company RSU immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio (rounded down to the nearest whole share). Each Assumed RSU shall be subject to substantially the same vesting terms and conditions as applied to the Assumed RSU immediately prior to the Effective Time (adjusted for any right to accelerated vesting that may apply after the Effective Time under any Company equity plan, employment agreement, or Company severance plan that may be applicable), shall be settled at the same time and under the same terms and conditions as were in effect immediately prior the Effective Time, and shall continue to have and be subject to substantially the same other terms and conditions as were applicable to such Assumed RSU immediately before the Effective Time (other than terms that are rendered inoperative by reason of the Merger);

(viii)	each Company DSU that is then outstanding shall automatically and without any required action on the part of the holder thereof be assumed by the Resulting Issuer in accordance with this Section 3.2(c)(viii) (each, an “Assumed DSU”). Each Assumed DSU shall cover a number of Resulting Issuer Shares equal to the product of (i) the total number of Company Shares covered by such Company DSU immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio (rounded down to the nearest whole share). Each Assumed DSU shall be settled at the same time and under the same terms and conditions as were in effect immediately prior to the Effective Time, and shall continue to have and be subject to substantially the same other terms and conditions as were applicable to such Assumed RSU immediately before the Effective Time (other than terms that are rendered inoperative by reason of the Merger);

(ix)	each Company PSU that is then outstanding shall automatically and without any required action on the part of the holder thereof, be assumed by the Resulting Issuer in accordance with this Section 3.2(c)(ix) (each, an “Assumed PSU”). Each Assumed PSU shall be converted into a time-vested restricted stock unit covering a number of Resulting Issuer Shares equal to (i) the number of Company Shares eligible to vest under the Company PSU based on performance measured through the Effective Time calculated in accordance with the terms of the applicable governing documents (e.g., based on the attainment of the applicable performance metrics through the Effective Time), as determined by the board of directors of the Company or a committee thereof, multiplied by (ii) the Exchange Ratio (rounded down to the nearest whole share). Each Assumed PSU shall be subject to substantially the same time-vesting and settlement terms and conditions as applied to the Company PSU immediately before the Effective Time, adjusted for any right to accelerated vesting or settlement that may apply after the Effective Time under the Company PSU agreement, or under any Company equity plan, employment agreement, or Company severance plan that may be applicable, and shall continue to have and be subject to substantially the same other terms and conditions as were applicable to such Assumed PSU immediately before the Effective Time (other than terms that are rendered inoperative by reason of the Merger).

3.3	Inconsistencies with the CCAA. To the extent any of the provision of this Plan of Arrangement is deemed to be inconsistent with the CCAA or other applicable laws, this Plan of Arrangement shall be automatically adjusted to remove such inconsistency.

3.4	U.S. Securities Act Exemption. Notwithstanding any provision herein to the contrary, the Company, Purchaser Sub and the Purchaser each agree that this Plan of Arrangement will be carried out with the intention that all Resulting Issuer Shares and all Replacement Options issued pursuant to this Plan of Arrangement, whether in the United States, Canada or any other country, be issued or granted, as the case may be, and exchanged, in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof and applicable state securities Laws, and pursuant to the terms, conditions and procedures set forth in the Arrangement Agreement.

ARTICLE 4
CERTIFICATES AND PAYMENTS

4.1	The Purchaser will arrange to deposit the Resulting Issuer Shares with the Depositary to satisfy the consideration issuable and/or payable to the Company Stockholders and the Resulting Issuer Shares issuable to the Purchaser Shareholders pursuant to this Plan of Arrangement.

4.2	After the Effective Date:

(a)	certificates formerly representing the Purchaser Shares which are held by a Purchaser Shareholder will, except for Purchaser Shares held by Dissenting Shareholders, represent only the right to receive the Resulting Issuer Shares to which such Purchaser Shareholder is entitled pursuant to Section 3.2 in accordance with the terms of this Plan of Arrangement; and

(b)	certificates formerly representing the Company Shares which are held by a Company Stockholder will represent only the right to receive the Resulting Issuer Shares to which such Company Stockholder is entitled pursuant to Section 3.2 in accordance with the terms of this Plan of Arrangement.

4.3	No dividends or other distributions declared or made after the Effective Date with respect to the Resulting Issuer Shares with a record date after the Effective Date will be payable or paid to the holder of any unsurrendered certificate or certificates for:

(a)	the Purchaser Shares which, immediately prior to the Effective Date, represented outstanding Purchaser Shares and will not be payable or paid until the surrender of certificates for Purchaser Shares for exchange for the Resulting Issuer Shares issuable pursuant to Section 3.2 in accordance with the terms of this Plan of Arrangement; or

(b)	the Company Shares which, immediately prior to the Effective Date, represented outstanding Company Shares and will not be payable or paid until the surrender of certificates for Company Shares for exchange for the consideration issuable and/or payable therefor pursuant to Section 3.1 in accordance with the terms of this Plan of Arrangement.

4.4	As soon as reasonably practicable after the Effective Date (subject to Section 6.2), the Depositary will:

(a)	forward to each Purchaser Shareholder that submitted a duly completed Transmittal Letter to the Depositary, together with the certificate (if any) representing the Purchaser Shares held by such Purchaser Shareholder, the certificates or DRS Advice Statements representing the Resulting Issuer Shares issued to such Purchaser Shareholder pursuant to Section 3.2, which shares will be registered in such name or names and either (i) delivered to the address or addresses as such Purchaser Shareholder directed in their Transmittal Letter or (ii) made available for pick up at the offices of the Depositary in accordance with the instructions of the Purchaser Shareholder in the Transmittal Letter; and

(b)	forward to each Company Stockholder that submitted a duly completed Transmittal Letter to the Depositary, together with the certificate (if any) representing the Company Shares and held by such Company Stockholder, the certificates or DRS Advice Statements representing the Resulting Issuer Shares issued to such Company Stockholder pursuant to Section 3.2, which shares will be registered in such name or names and either (i) delivered to the address or addresses as such Company Stockholder directed in their Transmittal Letter or (ii) made available for pick up at the offices of the Depositary in accordance with the instructions of the Company Stockholder in the Transmittal Letter.

4.5	The Purchaser Shareholders and Company Stockholders that did not submit an effective Transmittal Letter prior to the Effective Date may take delivery of the Resulting Issuer Shares issuable to them by delivering the certificates representing the Purchaser Shares and Company Shares formerly held by them to the Depositary at the offices indicated in the Transmittal Letter. Such certificates must be accompanied by a duly completed Transmittal Letter, together with such other documents as the Depositary may require. Certificates or DRS Advice Statements representing the Resulting Issuer Shares issued to such Purchaser Shareholders and Company Stockholder pursuant to Section 3.2 will be registered in such name or names and delivered to the address or addresses as such Purchaser Shareholder or Company Stockholder directed in their Transmittal Letter or made available for pick up at the offices of the Depositary in accordance with the instructions of the Purchaser Shareholder or Company Stockholder in the Transmittal Letter, as soon as reasonably practicable after receipt by the Depositary of the required certificates and documents.

4.6	Any certificate which immediately prior to the Effective Date represented outstanding Purchaser Shares or Company Shares and which has not been surrendered, with all other instruments required by this Article 4, on or prior to the sixth anniversary of the Effective Date, will cease to represent any claim against or interest of any kind or nature in the Purchaser, the Resulting Issuer, the Company or the Depositary.

4.7	In the event any certificate, which immediately before the Effective Time represented one or more outstanding Purchaser Shares or Company Shares that was exchanged pursuant to Section 3.2, is lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, the consideration to which such Person is entitled in respect of the Purchaser Shares or Company Shares represented by such lost, stolen, or destroyed certificate pursuant to Section 3.2 deliverable in accordance with such Person’s Transmittal Letter. When authorizing such issuances or payment in exchange for any lost, stolen or destroyed certificate, the Person to whom consideration is to be issued and/or paid will, as a condition precedent to the issuance and/or payment thereof, give a bond satisfactory to the Resulting Issuer and its transfer agent in such sum as the Resulting Issuer may direct or otherwise indemnify the Resulting Issuer in a manner satisfactory to it, against any claim that may be made against one or both of them with respect to the certificate alleged to have been lost, stolen or destroyed.

4.8	An Eligible Holder who is entitled to receive Resulting Issuer Shares under Section 3.2(c)(ii) shall be entitled to make a joint income tax election, pursuant to Section 85 of the Tax Act (and any analogous provision of provincial income tax law) (a “Section 85 Election”) with respect to the disposition of Company Shares under this Plan of Arrangement by providing two signed copies of the necessary joint election forms to an appointed representative, as directed by the Purchaser or the Resulting Issuer, within 60 days after the Effective Date, duly completed with the details of the Company Shares transferred and the applicable agreed amount for the purposes of such joint elections. The Resulting Issuer shall, within 30 days after receiving the completed joint election forms from an Eligible Holder, and subject to such joint election forms being correct and complete and in compliance with requirements imposed under the Tax Act (or any analogous provision of provincial income tax law), sign and return such forms to such Eligible Holder. Neither the Company, the Purchaser or Resulting Issuer nor any successor corporation shall be responsible for the proper completion and filing of any joint election form, and except for the obligation to sign and return the duly completed joint election forms which are received within 60 days of the Effective Date, for any taxes, interest or penalties arising as a result of the failure of an Eligible Holder to properly or timely complete and file such joint election forms in the form and manner prescribed by the Tax Act (or any applicable provincial legislation). In its sole discretion, the Resulting Issuer or any successor corporation may choose to sign and return a joint election form received by it from an Eligible Holder more than 60 days following the Effective Date, but will have no obligation to do so.

4.9	Subject to Section 4.8 and Section 4.10, upon receipt of a duly completed and executed Transmittal Letter, or other written confirmation from an Eligible Holder which has been delivered to the Resulting Issuer, in which such Eligible Holder has indicated that the Eligible Holder intends to make a Section 85 Election, the Resulting Issuer will promptly deliver a tax instruction letter, together with the relevant tax election forms (including the provincial tax election forms, if applicable) to the Eligible Holder.

4.10	The Resulting Issuer, in its sole discretion, may post to its website instructions for Eligible Holders wishing to make a Section 85 Election, and in such case, the Resulting Issuer will provide, in the Transmittal Letter, its website address where such instructions will be posted. Final instructions with respect to the mechanics for Eligible Holders to make a Section 85 Election will be included in the Company Proxy Statement.

ARTICLE 5
DISSENT RIGHTS

5.1	Rights of Dissent.

Pursuant to the Interim Order, registered Purchaser Shareholders may exercise dissent rights with respect to the Company Shares held by such holders (“Dissent Rights”) in connection with the Arrangement pursuant to and in the manner set forth in Sections 242 and 247 of the BCBCA, as modified by the Interim Order and this Section 5.1; provided that notwithstanding Section 242 of the BCBCA, the written notice setting forth the objection of such registered Purchaser Shareholder to the Arrangement Resolution and exercise of Dissent Rights must be received by the Purchaser not later than 5:00 p.m. (Vancouver time) two (2) Business Days immediately preceding the date of the Purchaser Meeting (as it may be adjourned or postponed from time to time). Dissenting Shareholders who duly exercise their Dissent Rights and are:

(a)	ultimately entitled to be paid fair value for such Purchaser Shares: (i) shall be deemed not to have participated in the transactions in Section 3.2 (other than Section 3.2(a)); (ii) will be entitled to be paid the fair value of such Purchaser Shares, which fair value, notwithstanding anything to the contrary in the BCBCA, shall be determined as of the close of business on the day before the Arrangement Resolution was adopted; and (iii) will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holders not exercised their Dissent Rights in respect of such Purchaser Shares; or

(b)	ultimately not entitled, for any reason, to be paid fair value for such Purchaser Shares, shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting holder of Purchaser Shares.

5.2	Recognition of Dissenting Holders.

(a)	In no circumstances shall the Parties or any other Person be required to recognize a Person exercising Dissent Rights unless such Person is the registered holder of those Purchaser Shares in respect of which such rights are sought to be exercised.

(b)	For greater certainty, in no case shall the Parties or any other Person be required to recognize Dissenting Shareholders as holders of Purchaser Shares in respect of which Dissent Rights have been validly exercised, and the names of such Dissenting Holders shall be removed from the registers of holders of the Purchaser Shares in respect of which Dissent Rights have been validly exercised.

(c)	In addition to any other restrictions under the BCBCA, none of the following Persons shall be entitled to exercise Dissent Rights: (i) holders of Purchaser Options or Purchaser Warrants; (ii) Purchaser Shareholders who vote or have instructed a proxyholder to vote Purchaser Shares in favor of the Arrangement Resolution; and (iii) Purchaser Shareholders whose Purchaser Shares, in respect of which the Dissent Rights are exercised, were not yet issued at the time the Arrangement Resolution was adopted.

ARTICLE 6
EFFECT OF THE ARRANGEMENT AND MERGER

6.1	As at and from the Effective Time:

(a)	the Company will be a wholly owned subsidiary of the Resulting Issuer;

(b)	the rights of creditors against the property and interests of the Company will be unimpaired by the Merger;

(c)	the Company Stockholders will hold Resulting Issuer Shares in exchange for their Company Shares, as provided by the Merger; and

(d)	the Purchaser Shareholders will hold Resulting Issuer Shares in exchange for their Purchaser Shares, as provided by the Arrangement.

6.2	Notwithstanding any other provision of this Plan of Arrangement, the Resulting Issuer, the Depositary and any other Person on their behalf will be entitled to deduct and withhold from any amount payable to any Person hereunder (including any payment to Dissenting Shareholders, as applicable), such amounts as the Resulting Issuer or the Depositary or any other Person on behalf of any of the foregoing is or may be required to deduct and withhold with respect to such payment under the Tax Act, the Code, and the rules and regulations promulgated thereunder, or any provision of any federal, provincial, territorial, state, local or foreign Tax Law as counsel may advise is required to be so deducted and withheld by the Resulting Issuer, the Depositary and any Person on behalf of the foregoing as the case may be. For the purposes hereof, all such withheld amounts shall be treated as having been paid to the Person in respect of which such deduction and withholding was made on account of the obligation to make payment to such Person hereunder, provided that such deducted or withheld amounts are actually remitted to the appropriate Governmental Authority by or on behalf of the Resulting Issuer or the Depositary, as the case may be. To the extent necessary, the Resulting Issuer and the Depositary are hereby authorized to sell or otherwise dispose of such portion of the Resulting Issuer Shares to which any such Person may otherwise be entitled under the Arrangement or Merger as is necessary to provide sufficient funds to the Resulting Issuer, the Depositary and any Person on behalf of the foregoing, as the case may be, to enable it to comply with such deduction or withholding requirement, and the Resulting Issuer or the Depositary shall notify the holder thereof and remit the applicable portion of the net proceeds of such sale (after deduction of all fees, commissions or costs in respect of such sale) to the appropriate Governmental Authority and shall remit to such Person any unapplied balance of the net proceeds of such sale. Any sale will be made at prevailing market prices and none of the Resulting Issuer or the Depositary shall be under any obligation to obtain or indemnify any securityholder in respect of a particular price for the Resulting Issuer Shares so sold.

6.3	Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Liens, charges, security interests, encumbrances, mortgages, hypothecs, restrictions, adverse claims or other claims of third parties of any kind.

6.4	From and after the Effective Time: (i) this Plan of Arrangement shall take precedence and priority over any and all of the Purchaser Shares and the Company Shares issued prior to the Effective Time, (ii) the rights and obligations of the registered holders of the Purchaser Shares, the Company Shares, the Purchaser, the Company, the Depositary and any transfer agent or other depositary therefor in relation thereto, shall be solely as provided for in this Plan of Arrangement and (iii) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any of the Purchaser Shares and/or Company Shares shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.

ARTICLE 7
AMENDMENTS

7.1	The Purchaser and the Company reserve the right to amend, modify and/or supplement this Plan of Arrangement from time to time at any time prior to the Effective Date, provided that any such amendment, modification or supplement must be contained in a written document that is approved by each of the Purchaser and the Company and is filed with the Court. Subject to Section 7.3, if such amendment, modification or supplement is made following either the Purchaser Meeting or the Company Meeting, it will be approved by the Court and, if required by the Court, communicated to the Purchaser Shareholders and the Company Stockholders, and will become part of this Plan of Arrangement upon completion of all the conditions required in the Court approval.

7.2	Save and except as may be otherwise provided in the Interim Order, any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Purchaser or the Company (provided that the other will have consented thereto) at any time prior to either the Purchaser Meeting or the Company Meeting with or without any other prior notice or communication to Purchaser Shareholders or the Company Stockholders, respectively, and if so proposed and accepted by the Purchaser Shareholders voting at the Purchaser Meeting, or the Company Stockholders voting at the Company Meeting, respectively, will become part of this Plan of Arrangement for all purposes.

7.3	Any amendment, modification or supplement to this Plan of Arrangement may be made by the Purchaser and the Company without approval of either the Purchaser Shareholders or the Company Stockholders provided that it concerns a matter which, in the reasonable opinion of the Purchaser and the Company, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not materially adverse to the financial or economic interests of any of the Purchaser Shareholders or the Company Stockholders.

ARTICLE 8
FURTHER ASSURANCES

8.1	Notwithstanding that the transactions and events set out herein will occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the parties to the Arrangement Agreement will make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order further to document or evidence any of the transactions or events set out therein.

Appendix A
to the Plan of Arrangement – Closing Certificate

Re:	Arrangement Agreement dated as of January 25, 2026 between Goldgroup Mining Inc., Goldgroup Merger Sub Inc. and Gold Resource Corporation (the “Arrangement Agreement”)

Defined terms used but not defined in this certificate shall have the meaning ascribed thereto in the Arrangement Agreement.

Each of the undersigned hereby confirms that the undersigned is satisfied that the conditions precedent to its respective obligations to complete the Plan of Arrangement and Merger in accordance with the Arrangement Agreement have been satisfied and that the Arrangement is completed as of _____________ (am/pm Vancouver local time) (the “Consolidation Effective Time”) with respect to the step described in Section 3.1(a) of the Plan of Arrangement and Merger and _____________ (am/pm Vancouver local time) (the “Merger Effective Time”) with respect to all other circumstances on ______________________________, 2026 (the “Effective Date”).

DATED this _______ day of __________, 2026.

GOLDGROUP MINING INC.

By:
Name:
Title:

GOLDGROUP MERGER SUB INC.

By:
Name:
Title:

GOLD RESOURCE CORPORATION

By:
Name:
Title:

Appendix B
to the Plan of Arrangement – Company Amended and Restated Articles of Incorporation

AMENDED AND RESTATED

ARTICLES OF INCORPORATION OF

GOLD RESOURCE CORPORATION

ARTICLE I

Name and Duration

The name of the corporation is Gold Resource Corporation (the “Corporation”). The period of duration of the Corporation shall be perpetual.

ARTICLE II

principal office; Registered agent

(a)             Principal Office Address. The principal office of the Corporation in the State of Colorado is 7900 East Union Avenue, Suite 320, Denver, CO 80237.

(b)             Registered Agent. The name and address of the Corporation’s registered agent in the State of Colorado is Cogency Global Inc., 600 17th Street, Suite 1450S, Denver, Colorado 80202. Cogency Global Inc. has consented to being the Corporation’s registered agent in the State of Colorado.

ARTICLE III

PURPOSE AND POWERS

The purpose for which this Corporation is organized is to transact any lawful business or businesses for which corporations may be incorporated pursuant to the Colorado Business Corporation Act. In furtherance of the foregoing purpose, this Corporation shall have and may exercise any and all of the powers now or hereafter conferred upon corporations incorporated pursuant to the Colorado Business Corporation Act.

ARTICLE IV

capital stock

The aggregate number of shares of all classes of capital stock that the Corporation shall have authority to issue is [●] shares of common stock, no par value. The holders the Corporation’s common stock shall have and possess all rights as shareholders of the Corporation, including such rights as may be granted elsewhere by these Articles of Incorporation.

The capital stock, after the amount of the subscription price has been paid in, shall not be subject to assessment to pay the debts of the Corporation.

Any stock of the Corporation may be issued for money, property, services rendered, labor done, cash advances for the Corporation, or for any other assets of value in accordance with the action of the Board of Directors, whose judgment as to value received in return therefor shall be conclusive and said stock, when issued, shall be fully paid and non-assessable.

ARTICLE V

AMENDMENT OF BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

ARTICLE VI

INDEMNIFICATION OF DIRECTORS OFFICERS, EMPLOYEES, FIDUCIARIES AND AGENTS

The Corporation shall indemnify, to the fullest extent permitted by applicable law in effect from time to time, any person, and the estate and personal representative of any such person, against all liability and expense (including attorneys’ fees) incurred by reason of the fact that he or she is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, he or she is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of, or in any similar managerial or fiduciary position of another domestic or foreign corporation or other individual or entity or of an employee benefit plan. The Corporation shall also indemnify any person who is serving or has served the Corporation as director, officer, employee, fiduciary, or agent, and that person’s estate and personal representative, to the extent and in the manner provided in any bylaw, resolution of the shareholders or directors, contract, or otherwise, so long as such provision is legally permissible. The foregoing right of indemnification shall not be exclusive of other rights to which he may be entitled under applicable state law.

ARTICLE VII

limitations of liability

A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director; except that this provision shall not eliminate or limit the liability of a director to the Corporation or its shareholders for monetary damages otherwise existing for (i) any breach of the director’s duty of loyalty to the Corporation to or its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) acts specified in Section 7-108-403 of the Colorado Business Corporation Act; or (iv) any transaction from which the director directly or indirectly derived any improper personal benefit. If the Colorado Business Corporation Act is hereafter amended to eliminate or limit further the liability of a director, then, in addition to the elimination and limitation of liability provided by the preceding sentence, the liability of each director shall be eliminated or limited to the fullest extent permitted by the Colorado Business Corporation Act as so amended. Any repeal or modification of this Article VII by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation under this Article VII, as in effect immediately prior to the repeal or modification, with respect to any liability that would have accrued, but for this Article VII, prior to the repeal or modification.